UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 20, 2007
3COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12867	94-2605794
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
350 Campus Drive
Marlborough, Massachusetts
01752
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (508) 323-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
ITEM 8.01 Other Events
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Text of Press Release, dated March 22, 2007

ITEM 2.02 Results of Operations and Financial Condition
Financial Results.
          On March 22, 2007, 3Com Corporation (the “Company”) issued a press release regarding its financial results for its fiscal quarter ended March 2, 2007. The full text of the press release is attached hereto as Exhibit 99.1.
          The information in Item 2.02 of this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Non-GAAP Financial Measures.
          The attached press release and the related conference call contain non-GAAP financial measures. In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under generally accepted accounting principles in the United States (“GAAP”).
          Non-GAAP Operating Income or Loss Measure. The Company uses a non-GAAP operating income or loss measure in its public statements. Management believes this non-GAAP measure helps indicate the Company’s baseline performance before gains, losses or charges that are considered by management to be outside on-going operating results. Accordingly, management uses this non-GAAP measure to gain a better understanding of the Company’s comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. Management believes this non-GAAP measure, when read in conjunction with the Company’s GAAP financials, provides useful information to investors by offering:
•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;

•	the ability to better identify trends in the Company’s underlying business and perform related trend analysis;

•	a higher degree of transparency for certain expenses (particularly when a specific charge impacts multiple line items);

•	a better understanding of how management plans and measures the Company’s underlying business; and

•	an easier way to compare the Company’s most recent results of operations against investor and analyst financial models.
          The non-GAAP operating loss or income measure used by the Company is defined to exclude the following charges and benefits: restructuring, amortization, in-process research and development, stock-based compensation expense and special items that management believes are unusual and outside of the Company’s on-going operations, such as, for some of the periods presented in the press release, executive transition and impairment. Management believes the costs related to restructuring activities are not indicative of the Company’s normal operating costs. The restructuring charge consists primarily of severance expense and facility closure costs. Management also believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both the Company’s newly acquired and long-held businesses. Also, amortization is a non-cash charge for the periods presented. In addition, the Company has non-recurring in-process research and development expenses which are non-cash and related to acquisitions as opposed to the Company’s core operations. Further, stock-based compensation expenses are non-cash charges that relate to restricted stock amortization and stock-based compensation costs associated with acquisitions, as well as additional stock-based compensation expense that represents the fair value of stock-based compensation required pursuant to FAS 123 (R). The expense related to acquisitions is not part of the Company’s normal operating costs and is non-cash. The FAS 123 (R)- related expense is excluded because management believes as a non-cash charge it does not provide a meaningful indicator of the core operating business results. Management manages the business primarily without regard to these non-cash expenses. In addition, because the calculation of these expenses is dependent on factors such as forfeiture rate, volatility of the Company’s stock and a risk-free interest rate, all of which are subject to fluctuation, these charges are expected to be variable over time, and therefore may not provide a meaningful comparison of core operating results among periods. It is useful to note that these factors are generally outside the Company’s control. Executive transition costs and impairment charges are excluded because these activities generally do not occur to a material extent each quarter and therefore may not allow a meaningful comparison period-to-period of on-going operations. Executive transition expenses relate to the severance costs for the Company’s outgoing CEO and the hiring of its new CEO. Similar costs have not occurred for CEO transition for over five years. The impairment charge, which relates to the write-off of a software license for which no alternative use is available, is a non-recurring expense and is non-cash for the relevant period.
          Other Non-GAAP Consolidated Measures. The Company is required by GAAP to disclose, in its SEC filings, pro forma consolidated revenue, net loss and net loss per share measures as if its China joint venture, known as H3C, had been consolidated from the beginning of the relevant period. The Company may use these measures, together with pro forma consolidated measures for periods not required by GAAP to be included in such filings, in its public statements. The additional measures for periods not required by GAAP to be included in such filings are considered non-GAAP financial measures when presented on a pro forma basis. The Company believes these non-GAAP financial measures are meaningful to investors because the Company has determined it is appropriate to consolidate H3C’s results. Further, it is useful for comparative purposes to show additional periods on a pro forma basis. Management believes investors will have a better understanding of the Company’s consolidated results (which include H3C) in future periods if they are provided with pro forma consolidated results for the prior periods. These measures therefore provide additional relevant information to investors about the Company’s consolidated operations. The non-GAAP measures, however, should not be considered indicative of the Company’s future consolidated performance.
          General. These non-GAAP measures have limitations, however, because they do not include all items of income and expense that impact the Company’s operations. Management compensates for these limitations by also considering the Company’s GAAP results. The non-GAAP financial measures the Company uses are not prepared in accordance with, and should not be considered an alternative to, measurements required by GAAP, such as operating loss, net loss and loss per share, and should not be considered measures of the Company’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measures reported by other companies.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 20, 2007, Robert Y. L. Mao, our Executive Vice President, Corporate Development, was elected to our Board of Directors as a Class I director following the recommendation of the Board’s Nominating and Governance Committee. Mr. Mao’s term expires at the 2007 Annual Meeting of Stockholders. The Board appointment will be effective as of March 23, 2007, following Mr. Mao’s termination of employment with 3Com (which will be effective on that date).
In connection with his separation from 3Com employment and his appointment as a director, Mr. Mao and 3Com will enter into a Severance Agreement and General Release, to be dated as of March 23, 2007, that describe the severance benefits to which Mr. Mao is entitled pursuant to the terms of his existing employment agreement. These benefits include:
•	payment of a severance amount of $800,000, half of which is payable on September 24, 2007 and the remainder of which is payable in equal monthly installments over the next succeeding six months;

•	acceleration of vesting of 250,000 options to purchase common stock granted on September 5, 2006 with an exercise price of $4.45 per share, with all other options expiring on March 23, 2007;

•	extension of the exercise period to exercise such options to a 165-day period after termination, or September 4, 2007;

•	extension of fully paid health, dental and vision insurance premiums for eighteen months from termination (or earlier, if Mr. Mao obtains such benefits from a new employer);

•	extension of company-paid life insurance premiums for twelve months from termination (or earlier, if Mr. Mao obtains such benefits from a new employer); and

•	an agreement to abide by existing non-solicitation and non-hire provisions and the making of customary mutual releases between the parties.
As a 3Com director, Mr. Mao will receive standard cash and equity compensation as a director of the company in the amounts described in our existing filings.
ITEM 8.01 Other Events
Status of Acquisition of 49% of H3C from Huawei
On November 28, 2006, we announced that Huawei Technologies had accepted our bid to purchase Huawei’s 49% interest in our joint venture, H3C, for US$882 million. Huawei’s acceptance of our bid was the result of the bid process in the existing Shareholders’ Agreement we have with Huawei. Additionally, on December 22, 2006 we entered into a Stock Purchase Agreement with Huawei providing for certain closing items and mechanics (the “SPA”).
On March 21, 2007, Hong Kong time, the final PRC government approval necessary to close the transaction was received. Under the terms of the SPA, the parties are required to close the transaction within six business days after such receipt, provided the remaining closing conditions have been met. Accordingly, we expect to consummate the transaction on or about March 29, 2007, Hong Kong time.
Safe Harbor
This Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our agreement to purchase a 49% equity interest in our H3C joint venture, receipt of required approvals and closing matters. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements, including, without limitation, risks relating to: our ability to consummate the loan and the transaction with Huawei and meet the remaining closing conditions for each transaction obtain; and other risks detailed in our filings with the SEC, including those discussed in our quarterly report filed with the SEC on Form 10-Q for the quarter ended December 1, 2006. 3Com Corporation does not intend, and disclaims any obligation, to update any forward-looking information contained in this Form 8-K or with respect to the announcements described herein.
ITEM 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Description

99.1	Text of Press Release, dated March 22, 2007, titled “3Com Reports Third Quarter Fiscal Year 2007 Results.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION

Date: March 22, 2007	By:	/s/ DONALD M. HALSTED, III
Donald M. Halsted, III
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release, dated March 22, 2007, titled “3Com Reports Third Quarter Fiscal Year 2007 Results.”